SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 2, 2002


                                Featherlite, Inc.
             (Exact name of Registrant as Specified in its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)



       000-24804                                             41-1621676
(Commission File Number)                                   (IRS Employer
                                                         Identification No.)


                                 Highways 63 & 9
                               Cresco, Iowa 52136
              (Address of Principal Executive Offices and Zip Code)


                                 (563) 547-6000
              (Registrant's telephone number, including area code)

Item 4.           Changes in Registrant's Certifying Accountant.

         On August 2, 2002, Featherlite, Inc. (the "Company") ceased its client-auditor relationship with Arthur Andersen LLP, the independent accountant which had been engaged by the Company for prior fiscal years.

         Arthur Andersen LLP's report on the financial statements of the Company for the past two years did not contain an adverse opinion or disclaimer of opinion nor were they qualified as to uncertainty, audit scope or accounting principles. There were not, in connection with the audits of the two most recent fiscal years and any subsequent interim period preceding August 2, 2002, any disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen LLP's satisfaction, would have cause it to make reference to the subject matter of the disagreement in connection with its report, and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

         On August 2, 2002, the Company selected Deloitte & Touche LLP to serve as its independent auditors for fiscal year 2002. During the two most recent fiscal years, the Company has not consulted Deloitte & Touche LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

         The decision to change accountants was recommended and approved by the Audit Committee of the Company's Board of Directors.

         In accordance with temporary regulation Item 304T of Regulation S-K, the Company has used reasonable efforts to obtain from Arthur Andersen a letter stating whether Arthur Andersen agrees with the above statements. The Company has been informed that Arthur Andersen is unable to provide such a letter, and therefore none is filed with this report.


Item 7.           Financial Statements and Exhibits

         (a)      Financial statements of businesses acquired:

                           Not Applicable.

         (b)      Pro forma financial information:

                           Not Applicable.

         (c)      Exhibits:

                           Not Applicable.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 2, 2002

                                     FEATHERLITE, INC.



                                     By       /s/ Jeffery A. Mason
                                       ----------------------------------------
                                              Jeffery A. Mason
                                              Chief Financial Officer